UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

(Exact Name of Registrant as Specified in Charter)

001-11302
(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On March 13, 2012, KeyCorp announced that the Federal Reserve did not object to its 2012 capital plan submitted as part of the Annual Comprehensive Capital Analysis and Review and that its Board of Directors has authorized a common stock repurchase program of up to $344 million and will evaluate a quarterly dividend increase from $0.03 per share to $0.05 per share, effective in the second quarter of 2012, at its regular May Board meeting.

A copy of the press release announcing these actions is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	KeyCorp Press Release, dated March 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: March 14, 2012	By:	/s/ Jeffrey B. Weeden
Jeffrey B. Weeden
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	KeyCorp Press Release, dated March 13, 2012